Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT MAY 30, 2002

(Date of Earliest Event of Report)

DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

000-29211	65-0847852

(Commission File Number)	(IRS Employer Identification No.)

1601 WESTPARK DRIVE, SUITE 4C, LITTLE ROCK, ARKANSAS 72204

(Address of Principal Executive Offices)

(501) 661-9100

(Registrant’s Telephone Number, Including Area Code)

19955 NE 38TH COURT, UNIT 601, AVENTURA, FLORIDA 33180

(Former Address, if Changed Since Last Report)

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets

Not Applicable

Item 3.	Bankruptcy or Receivership

Not Applicable

Item 4.	Changes in Registrant’s Certifying Accountant

Not Applicable

Item 5.	Other Events

On May 30, 2002, James R. Pledger resigned his position as Chief Executive Officer, President and Chairman of the Board of Directors effective immediately.

On May 30, 2002, at a Special Meeting of the Board of Directors of the Company, David A. Collins, who had previously served as the Company’s Chief Executive Officer, Chairman of the Board of Directors and President of the Company was re-appointed to those positions.

On May 31, 2002, Ford Overton resigned his position from the Board of Directors of the Company effective immediately.

Item 6.	Resignation of Registrant’s Director

Item 7	Financial Statements and Exhibits

Exhibit 17(i) Letter of Resignation of James R. Pledger, dated May 24, 2002

Exhibit 17(ii) Letter of Resignation of Ford Overton dated May 23, 2002

Item 8	Change in Fiscal Year

Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAC Technologies Group International, Inc.

Dated: June 4, 2002	By: /s/ Robert C. Goodwin

Robert C. Goodwin Chief Financial Officer

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